Notes and Loan Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 8. Notes and Loan Payable

We are party to loan agreements as follows ($ in thousands):

	September 30,	December 31,
	2018	2017
Mablife Notes Payable (2)	$-	$394
Asset Acquisition Payable, net of discount of $445 (3)	4,555	4,359
May 2018 Convertible Notes, net of discount of $216 (4)	3,677	-
September 2018 Notes, net of discount of $3 (1)	100	-
Total notes and loans payable	$8,332	$4,753

Notes and loans payable, net of debt discount, current portion	$7,462	$3,296
Notes and loans payable, noncurrent portion	870	1,457
Total notes and loans payable, net of discount	$8,332	$4,753

Repayments under the Company’s existing debt agreements consist of the following ($ in thousands):

Period Ending September 30,	Amount
2019	$7,997
2020	1,000
Total	$8,997

September 2018 Notes (1)

On September 12, 2018, we entered into a securities purchase agreement (the “Purchase Agreement”) with Power Up Lending Group Ltd. (the “Purchaser”) for the sale of $103,000 in aggregate principal amount of convertible notes (the “September 2018 Notes”) which was consummated on September 14, 2018.

The September 2018 Notes bear interest at a rate of 12% per annum, payable in arrears on the maturity date of September 11, 2019, or upon acceleration or by prepayment. Any amount of principal or interest on the September 2018 Notes which is not paid when due shall bear interest at a rate of 22% per annum from the due date thereof until the same is paid. At any time during the one-hundred seventy (170) days ended March 1, 2019, we may prepay the Notes by paying a prepayment premium between 15% and 35%, based on the date paid, of the outstanding principal plus accrued and unpaid interest.

The September 2018 Notes are convertible into shares of our common stock, par value $0.0001 per share, beginning on March 1, 2019 at a conversion price equal to sixty-one percent (61%) of the average of the lowest two closing bid prices of our common stock during the twenty (20) trading days immediately preceding conversion. The number of shares issuable upon any conversion is limited to 4.99% of our then issued and outstanding common stock. There are no registration rights or warrants being granted to the Purchaser in this transaction.

In October 2018, we repaid the September 2018 Notes in full, which included a prepayment premium of 20% and accrued interest.

MabLife Notes Payable (2)

In March 2012, we acquired from MabLife SAS (“MabLife”) through an assignment agreement, all rights, titles and interests in and to the patent rights, technology and deliverables related to the anti-Ferritin mAb, AMB8LK, including its nucleotide and protein sequences and its ability to recognize human acid and basic ferritins. The consideration was as follows: (i) $0.6 million payable in six annual installments (one of such installments being an upfront payment made upon execution of the agreement), and (ii) royalties of 0.6% of net sales of any product containing AMB8LK or the manufacture, use, sale, offering or importation of which would infringe on the patent rights with respect to AMB8LK. In February 2014, the parties revised the payment arrangement for the purchase of the original assignment rights to provide that the remaining payments of $0.1 million per year would be due each year in 2016 and 2017. We did not make those payments on a timely basis.

In February 2014, we acquired from MabLife, through an assignment agreement, all rights, titles and interests in and to the patent rights, technology and deliverables related to the use of anti-ferritin monoclonal antibodies in the treatment of some cancers, nucleotide and protein sequences of an antibody directed against an epitope common to human acidic and basic ferritins, monoclonal antibodies or antibody-like molecules comprising these sequences. As full consideration for the secondary patent rights, we agreed to pay a total of $150,000 of which $15,000 and $25,000 was paid in 2014 and 2013, respectively, and $25,000 would be paid on the second through fourth anniversary of the agreement and an additional $35,000 on the fifth anniversary of the agreement. We did not make those payments on a timely basis.

During the first quarter of 2015, MabLife informed us that it had filed for bankruptcy. On May 30, 2017, we received a summons from the bankruptcy court-liquidator to appear before the commercial court of Evry, France on September 19, 2017. In December 2017, we reached an agreement with the bankruptcy court-liquidator to settle all amounts due to Mablife for a payment of approximately $205,000. We paid the settlement amount in January 2018 and received confirmation by the commercial court on May 28, 2018. Based on this approved settlement, we wrote off the remaining $181,000 of debt to gain on extinguishment of debt in the three months ended June 30, 2018.

For the nine months ended September 30, 2018 and 2017, interest expense was $0.

Asset Acquisition Payable (3)

In conjunction with the Asset Purchase Agreement with Meda described in Note 6, we agreed to pay a fixed consideration of $5.0 million, payable in installments over a three-year period as follows: (i) $1.5 million on the earlier of: (1) the successful transfer to us of all of the marketing authorizations for the product or (2) the date which is six months after the Completion Date (as defined in the Asset Purchase Agreement); (ii) $1.5 million on the first anniversary of the Completion Date; (iii) $1.0 million on the second anniversary of the Completion Date; and (iv) $1.0 million on the third anniversary of the Completion Date. We recorded current and long-term debt of $3.7 million and $0.9 million, respectively, representing the amount due to Meda calculated on a present value basis. For the nine months ended September 30, 2018, interest expense was $195,000.

We are currently in default under the Asset Purchase Agreement. If not cured, we bear significant risk to our business plan regarding Ceplene, including the loss of such rights. Under the Asset Purchase Agreement, we were obligated to make payments to Meda of $1,500,000 (the “First Initial Consideration”) no later than December 15, 2017 and $1,500,000 on June 15, 2018. Under that agreement, we had a 30-day grace period to make the payment of the First Initial Consideration or agree to a payment plan with Meda. On January 31, 2018, Meda delivered to us a default notice, demanding payment of the First Initial Consideration no later than February 15, 2018. We have yet to make any payments to Meda. Accordingly, Meda could terminate the Asset Purchase Agreement and cause us to forfeit the European rights to Ceplene without consideration to us and cancel our further obligations under the agreement except the First Initial Consideration would remain due and payable. If such action were to occur, we would need to either agree to a new license with Meda or renegotiate terms of a purchase from Meda of the European rights to Ceplene. There can be no guarantee that we would be able to come to terms with Meda. Loss of the European rights to Ceplene would impair our ability to execute our business plan with respect to our oncology related assets.

May 2018 Convertible Notes (4)

On May 14, 2018, we entered into a securities purchase agreement (the “May 2018 Purchase Agreement”) with certain institutional investors for the sale of $2,781,000 in aggregate principal amount of original issue discount convertible notes with net proceeds of $2,007,000 (the “May 2018 Convertible Notes”) which was consummated on May 18, 2018. The May 2018 Convertible Notes included a 20% original issue discount of $556,000, an 8% placement agent fee of $178,000 and other placement agent expenses of $40,000. In addition, the placement agent received 474,667 warrants with an exercise price of $0.47 per share and are exercisable as of November 18, 2018. We calculated the fair value of these warrants as $91,000 using the Black-Scholes model and recorded the fair value as debt discount with an offset to additional paid-in capital. Original issue discount and debt issuance costs was $865,000 and is being amortized over six months.

The May 2018 Convertible Notes are convertible at any time at a conversion price of $0.375 per share, subject to adjustment upon an event of default or significant corporate transaction, provided that unless shareholder approval is obtained, the maximum amount of shares of our common stock that may be issued upon conversion is 6,397,456 shares of common stock (or 19.99% of the issued and outstanding shares of common stock on the closing date). The conversion price is not subject to adjustment for future equity issuances at prices below the then prevailing conversion price and we are under no obligation to obtain shareholder approval in connection with the offering.

The May 2018 Convertible Notes are due and payable upon the earlier of (a) November 18, 2018 and (b) the closing of one or more subsequent financings with gross proceeds equal to at least $3,000,000 in the aggregate. The holders of the May 2018 Convertible Notes have the option to extend the maturity date of the notes through February 18, 2019. The May 2018 Convertible Notes represent senior indebtedness of the Company.

The May 2018 Convertible Notes become immediately due at the Mandatory Default Amount, which is 140% of the outstanding principal amount of the note, plus all accrued interest and unpaid interest, and all other amounts, costs, expenses and liquidated damages, due if our common stock shall not be eligible for listing or quotation for trading on NASDAQ and shall not be eligible to resume listing or quotation for trading thereon within five trading days. Additionally, interest on the May 2018 Convertible Notes would accrue daily at an interest rate of 1.5% per month on the then outstanding principal amount. Also, the holder may to elect to convert all or any portion of the remaining principal amount into shares of common stock at a price per share equal to the lowest daily VWAP for the 15 days prior to conversion but in no event, at a conversion price below par value.

On June 4, 2018, we received a notice from the Staff of Nasdaq LLC indicating that, based upon our continued non-compliance with the minimum $1.00 bid price requirement for continued listing on NASDAQ, as set forth in the Rule as of May 30, 2018, the Staff had determined to delist our securities from NASDAQ unless we timely requested a hearing before the Panel. We timely appealed the delisting notice and appeared in front of the Panel on July 19, 2018. The Panel issued a decision on July 24, 2018 and affirmed the Staff’s decision to delist our common stock from NASDAQ, with suspension of trading effective at the open of business on July 26, 2018. The suspension of trading on NASDAQ triggered a default on the May 2018 Convertible Notes. Accordingly, as of June 30, 2018, we recorded the Mandatory Default Amount of $1.1 million as liquidated damages, which represents an additional 40% of principal but did not record an embedded derivative related to the lowest VWAP for the 15 days prior to conversion as this amount was immaterial to the consolidated financial statements.
As of September 30, 2018, there were no additional adjustments.

In connection with the financing on October 9, 2018 described in Note 15, Subsequent Events (the “Financing”), the holders of our May 2018 Convertible Notes agreed to waive the outstanding event of default thereunder resulting from the suspension of the trading of the common stock on NASDAQ (other than the required increase in the principal amount of the May 2018 Convertible Notes) and to certain amendments, including adding the OTCQX and OTCQB trading markets to the default provisions for listing or quotation for trading, to the May 2018 Convertible Notes to enable us to consummate the Financing in exchange for an aggregate amendment fee of $49,220.

Upon the issuance of the May 2018 Convertible Notes on May 18, 2018, the conversion price for the Series E Convertible Preferred Stock and the exercise price of warrants issued with the Series E Convertible Preferred Stock (“Series E Warrants”) were adjusted to $0.30. On July 26, 2018, upon the suspension of trading on NASDAQ, the conversion price for the Series E Convertible Preferred Stock and the exercise price of warrants issued with the Series E Convertible Preferred Stock were adjusted to $0.20. On August 14, 2018, upon a conversion of $175 of May 2018 Convertible Notes, the conversion price for the Series E Convertible Preferred Stock and the exercise price of warrants issued with the Series E Convertible Preferred Stock were adjusted to $0.0759. Based on the above down round triggers, we recorded a deemed dividend for the three and nine months ended September 30, 2018 of $5,100,000 and $10,699,000, respectively, based on the change in fair value, in our consolidated statement of operations, of which $10,127,000 was related to the Series E Convertible Preferred Stock and $572,000 was related to the Series E Warrants.

For the three and nine months ended September 30, 2018, interest expense was $433,000 and $649,000, respectively, related to the amortization of original issue discount and debt issuance costs for the May 2018 Convertible Notes. For the nine months ended September 30, 2018 liquidated damages was $1,112,000 related to the Mandatory Default for the May 2018 Convertible Notes.

Note 9. Notes and Loans Payable

We are party to loan agreements as follows ($ in thousands):

	December 31,	December 31,
	2017	2016
Loan Agreement, net of original issue discount of $0 and $0.4 million, respectively (1)	$—	$2,857
July 2017 Senior Secured Convertible Promissory Note, net of original issue discount, debt issuance cost and debt discount (2)	—	—
April 2017 Convertible Notes (3)	—	—
May 2017 Convertible Notes, net of original issue discount, debt issuance cost and debt discount (4) (11)	—	—
July 2017 Convertible Notes, net of original issue discount, debt issuance cost and debt discount (5) (11)	—	—
August 2017 Convertible Notes, net of original issue discount, debt issuance cost and debt discount (6) (11)	—	—
September 2017 Convertible Notes, net of original issue discount, debt issuance cost and debt discount (7) (11)	—	—
Mablife Notes Payable (8)	394	387
Asset Acquisition Payable, net of discount of $0.6 million (9)	4,359	—
Convertible Notes, net of original issue discount, debt issuance cost and debt discount of $0 and $0.1 million (10)	—	937
Total notes and loans payable	$4,753	$4,181

Notes and loans payable, net of debt discount, current portion	$3,296	$2,739
Notes and loans payable, noncurrent portion	1,457	1,442
Total notes and loans payable, net of original issue discount, debt issuance cost and debt discount of $0.6 million and $0.5 million	$4,753	$4,181

Repayments under our existing debt agreements consist of the following ($ in thousands):

Period Ending December 31,	Amount
2018	$3,367
2019	1,000
2020	1,020
Total	$5,387

Loan and Security Agreement (1)

On July 29, 2015, the Company and Immune Pharmaceuticals USA Corp., a wholly-owned subsidiary of the Company, entered into a Loan and Security Agreement (“Loan Agreement”) pursuant to which Hercules agreed to lend $4.5 million to us with an option to borrow an additional $5.0 million prior to June 15, 2016, subject to the achievement of certain clinical milestones and other conditions. As of June 15, 2016, we had not met certain of the milestones described in the Loan Agreement required in order to borrow an additional $5.0 million and as a result the option expired. The Loan Agreement is collateralized by a first priority perfected security interest in all tangible and intangible assets of the Company and its subsidiaries. The Loan Agreement is senior in priority to all other Company indebtedness. The interest rate on the Hercules Loan is calculated at the greater of 10% or the prime rate plus 5.25%. We may prepay the Hercules Loan at any time, subject to certain prepayment penalties. Hercules may optionally convert up to $1.0 million of the unpaid principal balance of the loan in any subsequent institutionally led Company financing on the same terms, conditions and pricing applicable to such subsequent financing. This option to convert the loan to equity would be at the then fair value of our equity. Because the option to convert will be at the same terms and pricing as the new investors will be paying in the subsequent Company financing, the option is deemed to have minimal value for financial reporting purposes. The Hercules Loan’s matures on September 1, 2018 and includes an interest-only payment period for the first nine months following initial funding of the loan, after which escalating principal payments of $0.1 million per month began on April 1, 2016. Interest expense for the year ended December 31, 2016 was $0.4 million. As of December 31, 2016, we had made $1.2 million in principal repayments.

The Loan Agreement includes an end of term charge of $0.5 million payable on the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding secured obligations under the Loan Agreement in full, or (iii) the date that the secured obligations under the Loan Agreement become due and payable in full (as described in the Loan Agreement). We accrue a portion of the end of term charge for each reporting period and will accrue up to the full $0.5 million charge over the 37-month term of the Hercules Loan because this charge is deemed a cost of the debt. For the year ended December 31, 2016, we had recorded a charge of approximately $0.2 million, in interest expense in our consolidated statements of operations related to the Loan Agreement.

We recorded $1.3 million in debt issuance costs relating to placement agent fees, legal fees, closing costs and the fair value of the placement agent warrants in its consolidated balance sheets upon execution of the Loan Agreement. We early adopted ASU 2015-03 Simplifying the Presentation of Debt Issuance Costs, ASU 2015-03 amends existing guidance to require the presentation of debt issuance costs in the balance sheet as a deduction from the carrying amount of the related debt liability instead of a deferred charge. We amortized the debt issuance costs over the term of the Loan Agreement. For the year ended December 31, 2016, we recorded $0.6 million in interest expense related to the amortization of the debt issuance costs. At December 31, 2016, we had approximately $0.4 million in debt issuance costs remaining to be amortized which is presented net of the debt balance in our consolidated balance sheets.

We repaid $1.2 million in principal through December 31, 2016 and another $0.9 million in principal in 2017. As more fully described below (see Note 9 (2)), pursuant to an Assignment and Exchange Agreement that we executed in July 2017, we repaid the full principal balance of the Hercules Loan of $2.4 million and early termination fees of $0.6 million and the Hercules Loan was extinguished.

For the year ended December 31, 2017, interest expense was $423,000 related to the Loan Agreement, of which $143,000 was based on the interest rate, $202,000 was for the amortization of debt issuance costs and $78,000 was for the end of term charge.

Assignment and Exchange Agreement (July 2017 Senior Secured Convertible Promissory Note) (2)

On July 7, 2017, Immune and Immune Pharmaceuticals USA Corp. (together, the “Borrower”), Hercules and certain subsidiaries of our subsidiaries, as guarantors, entered into an Assignment Agreement (the “Assignment Agreement”) with MEF I, L.P. (the “Investor”) whereby Hercules assigned to the Investor the existing amount outstanding under the Loan Agreement. Also on the Closing Date, we entered into an Exchange Agreement with the Investor (the “Exchange Agreement”) whereby we issued to the Investor a senior secured convertible promissory note with a principal amount of $2,974,159 (the “Exchange Note”) in exchange for the Hercules Loan.

The Exchange Note is convertible, at the option of the holder, into shares of our common stock, par value $0.001 per share, at a per share price of $2.95 (the “Fixed Conversion Price”) subject to adjustment as provided in the Exchange Note, but in no event to a conversion price lower than $1.00 per share and subject to a total beneficial ownership limitation of 4.99% of our issued and outstanding common stock. The Exchange Note is due one year from the issue date.

The Exchange Note is repayable through equal monthly amortization payments during the term of the Exchange Note, in cash or in shares of common stock at the Amortization Conversion Price (as defined in the Exchange Note). The holder has the option to accelerate each amortization payment in up to three separate payments and demand such payments in shares of our common stock.

We concluded that the assignment and debt exchange should be accounted for as an extinguishment of debt because we were released of our obligation to Hercules and issued new debt to the Investor. We calculated the fair value of the new debt at the date of assignment of July 7, 2017 to be $3.4 million based on the principal of the new debt of approximately $3.0 million plus guaranteed interest of $0.4 million. The conversion price is equal to the lower of $2.80 per share or 83.5% of the lowest trading price of our common stock during the 15 trading days immediately preceding conversion. The fair value of the conversion discount was calculated to be $0.6 million, which was recorded as loss on extinguishment and additional paid in capital. We recorded the difference between the fair value of the new debt of $3.4 million and the net carrying amount of the extinguished debt of $2.5 million as a loss on extinguishment of $0.9 million in the consolidated statements of operations during the year ended December 31, 2017.

During the year ended December 31, 2017, the Investor converted approximately $2.2 million of aggregate principal and accrued interest into 1,991,864 shares of our common stock. In October 2017, we paid the Investor $1.4 million in cash, representing the remaining aggregate principal and accrued interest on the Exchange Note of $1.2 million and a cash redemption fee of $0.2 million.

For the year ended December 31, 2017, interest expense was $236,000 related to the July 2017 Senior Secured Convertible Promissory Note for the amortization of original issue discount.

April 2017 Convertible Notes (3)

On April 10, 2017, we entered into a securities purchase agreement with EMA Financial, LLC (“EMA”) pursuant to which EMA purchased an aggregate principal amount of $525,000 of Convertible Notes for an aggregate purchase price of $450,000 (the “April 2017 Convertible Notes”). The April 2017 Convertible Notes included a 5% origination fee of $25,000 and a 10% original issue discount of $50,000 that was added to the face amount of the April 2017 Convertible Notes.

The April 2017 Convertible Notes bear interest at a rate of 6.0% per annum, payable in arrears on the maturity date of April 10, 2018 (the “Maturity Date”). The April 2017 Convertible Notes are convertible into shares of our common stock, after the effectiveness of a Registration Statement, at a conversion price equal to the lower of $2.80 or seventy-five percent (75%) of the lowest trading price of our common stock during 15 trading days immediately preceding conversion (“Conversion Date”). We calculated the fair value of this conversion feature as $175,000 and recorded that amount as interest expense with an offset to additional paid-in capital.

We issued to EMA 83,333 warrants with an exercise price of $4.00 per share (subject to adjustment) which may be exercisable on a cashless basis in accordance with the terms of the warrants. The warrants contain a provision whereby if we complete a transaction with an effective price per share lower than the exercise price of the warrants, then the exercise price is reduced and the number of warrant shares issuable is increased such that the aggregate exercise price payable after taking into account the decrease in the exercise price is equal to the aggregate exercise price prior to such adjustment. We calculated the fair value of these warrants using the Monte Carlo model. We allocated the proceeds from the issuance of the April 2017 Convertible Notes between the debt and the warrants using the allocated fair value method and the value assigned to the warrants of $180,000 was recorded as interest expense with an offset to additional paid-in capital.

On May 3, 2017, we signed a Waiver Letter with EMA whereby we agreed to prepay a portion of the April 2017 Convertible Notes and EMA agreed to participate in the May 2017 Convertible Notes financing transaction described below. Additionally, we amended the April 2017 Convertible Notes to provide that the notes are convertible into shares of our common stock after the effectiveness of the Registration Statement at a conversion price equal to the lower of $2.80 or sixty-five percent (65%) of the lowest trading price of our common stock during 15 trading days immediately preceding a Conversion Date. On May 4, 2017, EMA converted outstanding notes with a principal balance of $123,000 plus a prepayment premium of $31,000, for a total of $154,000, and applied that amount to the purchase of May 2017 Convertible Notes (see below). We determined that the amendment of the April 2017 Convertible Notes constituted an extinguishment of debt and reissuance. We calculated a fair value of $105,000 for the conversion feature inherent in the amended April 2017 Convertible Notes and recorded that amount as interest expense with an offset to additional paid-in capital. Additionally, the unamortized debt discount associated with the April 2017 Notes prior to the amendment was written off and charged to interest expense.

On May 30, 2017, we amended the Registration Rights Agreement with EMA dated as of April 10, 2017 to change the filing date of the registration statement to June 30, 2017 and we agreed to prepay $97,000 towards the principal amount outstanding on the April 2017 Convertible Notes at a prepayment price of $122,000, which included a prepayment premium of $25,000. We recorded the premium as interest expense. We filed the S-1 Registration Statement on June 30, 2017.

In July 2017, EMA assigned the April 2017 Convertible Notes to the Investor described above for approximately $0.4 million. We concluded that the EMA assignment should be accounted for as an extinguishment of debt because we were released of our obligation to EMA and issued new debt to the Investor. We calculated the fair value of the new debt on the date of the assignment based on the purchase price of $0.4 million paid by the Investor for the April 2017 Convertible Notes. We recorded $0.1 million as expense from extinguishment of debt, which is the difference between the fair value of the assigned debt of $0.4 million and the net carrying amount of the extinguished debt of $0.3 million.

On August 24, 2017, we agreed to reduce the minimum Conversion Price of the April 2017 Convertible Notes from $1.00 to $0.75 in exchange for the waiver of certain rights held by the Investor and the consent of the Investor to allow us to issue and sell the August 2017 Convertible Notes (described below). In 2017, the remaining principal balance of the April 2017 Convertible Notes were converted into 462,323 shares of our common stock.

For the year ended December 31, 2017, interest expense was $607,000 related to the April 2017 Convertible Notes, of which $280,000 was for the conversion premium, $180,000 was for the fair value of the warrants, $85,000 was for the original issue discount, origination fees and attorney’s fees, $55,000 for the prepayment premium of 25% and interest expense of approximately $7,000 was based on the 6% per annum interest rate.

May 2017 Convertible Notes (4)

On May 4, 2017, we entered into a securities purchase agreement (the “May 2017 Purchase Agreement”), with several institutional investors (the “Investors”) regarding a multi-tranche private placement of up to $3.4 million of principal amount of convertible notes (the “May 2017 Convertible Notes”). The first tranche, consisting of the sale of convertible notes with a principal balance of $2.0 million and the issuance of 361,455 shares of our common stock closed on May 9, 2017. The second tranche, consisting of the sale of convertible notes with a principal balance of $360,000 and the issuance of 60,000 shares of our common stock closed on May 22, 2017.

The May 2017 Convertible Notes are due and payable upon the earlier of (a) November 9, 2017 and (b) the closing of one or more subsequent financings with gross proceeds equal to at least $5,000,000 in the aggregate. The holders of the May 2017 Convertible Notes have the option to extend the maturity date of the notes through February 7, 2018.

We recorded the issuance of the shares as original issue discount relating to the convertible notes and used the allocated fair value method to determine the amount of discount. The fair value of the shares of common stock at time of issuance was $0.6 million.

On June 29, 2017, we entered into a letter agreement with the Investors whereby we waived the right to issue the remaining May 2017 Convertible Notes issuable in the subsequent tranches and the Investors agreed to amend the May 2017 Convertible Notes to provide that the Issuable Maximum (as defined in the May 2017 Convertible Notes) shall not exceed 9.99% (rather than 19.99%) of the number of shares of common stock outstanding on the trading day immediately preceding the date of the May 2017 Purchase Agreement.

Pursuant to the May 2017 Purchase Agreement, the May 2017 Convertible Notes are immediately due at the Mandatory Default Amount, which is 140% of the outstanding principal amount of the note, plus all accrued interest and unpaid interest, and all other amounts, costs, expenses and liquidated damages due if we have not filed a S-1 registration statement for a follow-on offering by June 3, 2017. Additionally, interest on the May 2017 Convertible Notes would accrue daily at an interest rate of 2% per month on the then outstanding principal amount. Also, the holder may to elect to convert all or any portion of the remaining principal amount into shares of common stock at price per share equal to the lowest daily VWAP for the 15 days prior to conversion but in no event, at a conversion price below $1.00. We filed the S-1 Registration Statement on June 30, 2017 and recorded the Mandatory Default Amount of $1.0 million as interest expense, of which $0.9 million represents an additional 40% of principal and $60,000 represents interest at a rate of 2% per month on the outstanding principal balance (including the additional 40%).

On August 24, 2017, we agreed to reduce the conversion price of the May 2017 Convertible Notes from $2.89 to $1.30 in exchange for the waiver of certain rights held by the holders and their consent to our sale of the August 2017 Convertible Notes described below. We concluded that the amendment should be accounted for as an extinguishment of debt and reissuance. We calculated the fair value of the new debt on the date of the amendment based on a fair value determination of $3.8 million and recorded the difference between the fair value of the new debt and the net carrying amount of 3.1 million of the May 2017 Convertible Notes as a loss on extinguishment of $0.7 million

During the year ended December 31, 2017, the holders of the May 2017 Convertible Notes converted approximately $1.86 million of aggregate principal and accrued interest into 1,409,946 shares of our common stock. In November 2017, we paid the holders of the May 2017 Convertible Notes $0.5 million in cash, representing the remaining aggregate principal and accrued interest on the May 2017 Convertible Notes.

For the year ended December 31, 2017, interest expense was $1,186,000 related to the May 2017 Convertible Notes for the amortization of original issue discount. An additional $938,000 was paid in liquidated damages for the Mandatory Default Amount noted above.

July 2017 Convertible Notes (5)

On July 17, 2017, we entered into an agreement in principle with Carmelit 9 Nehassim Ltd (“Carmelit”) for the sale of $0.3 million of original issue discount convertible notes (the “Carmelit Notes”) for net proceeds of $0.25 million ($50,000 original issue discount) which are convertible into shares of our common stock upon shareholder approval. The proposed terms of the notes are as follows: the notes are convertible into an aggregate of 101,695 shares of our common stock based upon a conversion price of $2.95 per share, subject to adjustment but in no event below $1.00 per share. The Carmelit Notes are due and payable upon the earlier of (a) January 17, 2018 and (b) the closing of one or more subsequent financings with gross proceeds equal to at least $5,000,000 in the aggregate. The holder has the option to extend the maturity date of the notes through October 17, 2018. Also, the holder is entitled to receive 75,000 shares of our common stock subject to approval by our shareholders. The transaction was consummated on August 24, 2017. We repaid the Carmelit Notes in full in November 2017.

We accounted for the obligation to issue Carmelit 75,000 shares as a derivative under ASC 815 because shareholder approval is not within our control and failure to obtain the approval would trigger net-cash settlement. Therefore, we classified the obligation as a liability with an offset to debt discount on the debt in our consolidated financial statements, recorded at fair value and subject to mark to market until the shares are issued upon shareholder approval. The 75,000 shares had a fair value of $0.2 million on July 17, 2017 based on the closing price of our shares on that date. As of December 31, 2017, the 75,000 shares had a fair value of $43,000 based on the closing price of our shares.

For the year ended December 31, 2017, interest expense was $263,000 related to the July 2017 Convertible Notes for the amortization of original issue discount.

August 2017 Convertible Notes (6)

On August 24, 2017, we entered into a securities purchase agreement with certain institutional investors for the sale of $858,000 in aggregate principal amount of original issue discount convertible notes (the “August 2017 Convertible Notes”) with net proceeds of $515,000 (original issue discount of $343,000) which are convertible into shares of our common stock upon shareholder approval. The notes are convertible into shares of our common stock at a conversion price of $1.75 per share, subject to adjustment, subject to adjustment but in no event below $1.00 per share. The transaction was consummated on August 30, 2017. The August Convertible Notes are due and payable upon the earlier of (a) February 28, 2018 and (b) the closing of one or more subsequent financings with gross proceeds equal to at least $3.0 million in the aggregate. The holder has the option to extend the maturity date through May 28, 2018. We repaid the August 2017 Convertible Notes in full in October 2017.

For the year ended December 31, 2017, interest expense was $343,000 related to the August 2017 Convertible Notes for the amortization of original issue discount.

September 2017 Convertible Notes (7)

In September 2017, we entered into a securities purchase agreement with certain institutional investors for the sale of $149,500 in aggregate principal amount of original issue discount convertible notes (the “September 2017 Convertible Notes”) with net proceeds of $115,000 (original issue discount of $34,500) which are convertible into shares of our common stock upon shareholder approval. The notes are convertible into shares of our common stock at a conversion price of $1.75 per share, subject to adjustment, but in no event below $1.00 per share. We repaid the September 2017 Convertible Notes in full in October 2017.

For the year ended December 31, 2017, interest expense was $35,000 related to the September 2017 Convertible Notes for the amortization of original issue discount.

MabLife Notes Payable (8)

In March 2012, we acquired from MabLife SAS (“MabLife”) through an assignment agreement, all rights, titles and interests in and to the patent rights, technology and deliverables related to the anti-Ferritin mAb, AMB8LK, including its nucleotide and protein sequences and its ability to recognize human acid and basic ferritins. The consideration was as follows: (i) $0.6 million payable in six annual installments (one of such installments being an upfront payment made upon execution of the agreement), and (ii) royalties of 0.6% of net sales of any product containing AMB8LK or the manufacture, use, sale, offering or importation of which would infringe on the patent rights with respect to AMB8LK. In February 2014, the parties revised the payment arrangement for the purchase of the original assignment rights to provide that the remaining payments of $0.1 million per year would be due each year in 2016 and 2017. We did not make those payments on a timely basis.

In February 2014, we acquired from MabLife, through an assignment agreement, all rights, titles and interests in and to the patent rights, technology and deliverables related to the use of anti-ferritin monoclonal antibodies in the treatment of some cancers, nucleotide and protein sequences of an antibody directed against an epitope common to human acidic and basic ferritins, monoclonal antibodies or antibody-like molecules comprising these sequences. As full consideration for the secondary patent rights, we agreed to pay a total of $150,000 of which $15,000 and $25,000 was paid in 2014 and 2013, respectively, and $25,000 would be paid on the second through fourth anniversary of the agreement and an additional $35,000 on the fifth anniversary of the agreement. We did not make those payments on a timely basis.

For the years ended December 31, 2017 and 2016, interest expense was $0 and $49,000, respectively.

During the first quarter of 2015, MabLife informed us that it had filed for bankruptcy. On May 30, 2017, we received a summons from the bankruptcy court-liquidator to appear before the commercial court of Evry, France on September 19, 2017. In December 2017, we reached an agreement with the bankruptcy court-liquidator to settle all amounts due to Mablife for a payment of approximately $205,000. We paid the settlement amount in January 2018 and are awaiting confirmation by the commercial court.

Asset Acquisition Note Payable (9)

In conjunction with the Asset Purchase Agreement with Meda described in Note 7, we agreed to pay a fixed consideration of $5.0 million, payable in installments over a three-year period as follows: (i) $1.5 million on the earlier of: (1) the successful transfer to us of all of the marketing authorizations for the product or (2) the date which is six months after the Completion Date (as defined in the Asset Purchase Agreement); (ii) $1.5 million on the first anniversary of the Completion Date; (iii) $1.0 million on the second anniversary of the Completion Date; and (iv) $1.0 million on the third anniversary of the Completion Date. We recorded current and long-term debt of $3.0 million and $1.4 million, respectively, representing the amount due to Meda calculated on a present value basis. For the year ended December 31, 2017, interest expense was $141,000. See Note 15 for discussion of our default on this debt.

HLHW Convertible Notes (10)

On November 17, 2016, we entered into a securities purchase agreement with HLHW IV, LLC (“HLHW”), pursuant to which HLHW purchased an aggregate principal amount of $1,050,000 of Subordinated Convertible Notes for an aggregate purchase price of $1,000,000 (“Convertible Notes”), representing a principal amount of the Notes of $1,000,000 plus an original issue discount of 5% which is $50,000.

The Convertible Notes bear interest at a rate of 7.0% per annum, payable in arrears on the maturity date of November 17, 2017. The Notes are convertible into shares of our common stock at any time from the date of issuance of the Notes, at a conversion price equal to eighty percent (80%) of the lowest intraday bid price on the date of conversion (“conversion date”); provided the lowest intraday bid price on such conversion date is above the lowest closing bid price on the closing date (“Market Price”). In the event on the conversion date, the lowest intraday bid price is less than the Market Price, then in that instance, the conversion price on that conversion date will be equal to the lowest intraday bid price.

On the maturity date, we have the option to pay the amount being redeemed; including accrued but unpaid interest, in cash, shares or any combination of cash and shares of our common stock. In addition, if at any time the lowest intraday bid price falls below $5.00 per share, the holder may elect to redeem up to $350,000 of the outstanding principal, interest and any amounts due under the Convertible Notes; provided, however, we may only use the proceeds from the sale of common stock pursuant to the terms of the Common Stock Purchase Agreement, dated November 17, 2016 (“CS Purchase Agreement”) entered into with HLHW to redeem the Convertible Notes. The Convetible Notes are subordinated to the Loan Agreement with Hercules Capital. This redemption process may be repeated once every five business days, at the election of Holder, until the Convertible Notes are fully satisfied. The foregoing notwithstanding, HLHW may convert any or all of these Convertible Notes into shares of our common stock at any time.

The Convertible Notes also includes certain of events of defaults which at any time after HLHW becomes aware of may require the redemption of all or any portion of the Convertible Notes by delivery of a written notice to us. Each portion of the Convertible Notes subject to redemption shall be redeemed at a price equal to the greater of 18% per annum or the maximum rate permitted under applicable law of the conversion amount being redeemed, together with liquidated damages of $250,000. As part of the agreement, we paid approximately $0.1 million in debt issuance costs and discount.

On December 16, 2016, we entered into Amendment No. 1 to the Purchase Agreement, which amended the Purchase Agreement to provide that in no circumstance shall the conversion price be lower than $2.00 per share of our common stock. As of December 31, 2016, the principal outstanding on the Convertible Notes was approximately $1.0 million. We incurred $0.1 million in transaction costs. For the year ended December 31, 2016, we recognized $25,000 in interest expense, amortization of debt discount and debt issuance costs which was recorded in interest expense in our consolidated statement of operations.

On February 3, 2017, we entered into Amendment No. 2 to the Purchase Agreement, which amended the Convertible Notes to provide that we would redeem the Convertible Notes for $1.35 million by March 1, 2017, reflecting a redemption premium of 120% of the face amount of the HLHW Convertible Notes plus accrued interest. We recorded $0.3 million in interest expense as the redemption premium during the first quarter of 2017 related to Amendment No. 2 to the Convertible Note. We repaid the HLHW Convertible Notes in full in the second quarter of 2017.

For the year ended December 31, 2017, interest expense was $404,000 related to the HLHW Convertible Notes, of which $300,000 was for the redemption premium during the first quarter of 2017 related to Amendment No. 2 to the Convertible Note and $104,000 was for the amortization of debt discount, debt issuance costs and original issue discount.We also paid $825,000 of liquidated damages.

Revolving Line of Credit

In April 2014, we entered into a three-year, $5.0 million revolving line of credit with Melini Capital Corp., a stockholder related to Daniel Kazado, our former Chariman of the Board until October 19, 2016 and a member of our Board of Directors. Borrowings under the revolving line of credit incur interest at a rate of 12% per year, payable quarterly. The revolving line of credit is unsecured and subordinated to the Hercules Loan Agreement. On November 30, 2016, the revolving line of credit expired with no amounts having been drawn.